UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 2016

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 9, 2016, VIVUS, Inc., or the Company, conducted a conference call during which members of its senior management team discussed financial results for the third quarter ended September 30, 2016, a business update and certain other information.  A copy of the transcript of the conference call is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On November 8, 2016, the Company held its 2016 Annual Meeting of Stockholders, or the Annual Meeting.  At the Annual Meeting, the Company’s stockholders elected seven (7) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; ratified the Company’s appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and approved the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 5,000,000, to provide greater flexibility to satisfy tax withholding obligations and to approve its material terms for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. As previously disclosed, in accordance with the results of the say-on-pay frequency vote held at our 2011 Annual Meeting of Stockholders, we currently hold say-on-pay votes on an annual basis and, unless the Company’s Board of Directors modifies its determination on the frequency of future advisory say-on-pay votes, the next advisory say-on-pay vote and the next say-on-pay frequency vote will be held at our 2017 Annual Meeting of Stockholders.

The Company’s independent inspector of elections reported the voting results as follows:

(i)  Election of seven (7) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non- Votes
Seth H. Z. Fischer	28,087,338	7,908,926	41,661,719
David Y. Norton	28,065,162	7,913,102	41,661,719
Jorge Plutzky, M.D.	21,131,624	14,864,640	41,661,719
Eric W. Roberts	28,161,767	7,834,497	41,661,719
Herman Rosenman	27,251,216	8,745,048	41,661,719
Allan L. Shaw	28,180,367	7,815,897	41,661,719
Mayuran Sriskandarajah	28,108,791	7,887,473	41,661,719

(ii)  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
22,730,880	12,819,759	445,625	41,661,719

(iii)  Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
68,786,053	6,475,410	2,396,520	0

(iv)  Approval of the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 5,000,000, to provide greater flexibility to satisfy tax withholding obligations and to approve its material terms for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended:

For	Against	Abstain	Broker Non-Votes
27,742,373	8,009,849	244,042	41,661,719

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Transcript of VIVUS, Inc. Third Quarter Ended September 30, 2016 Earnings Conference Call on November 9, 2016, at 1:30 p.m. PT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date:  November 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of VIVUS, Inc. Third Quarter Ended September 30, 2016 Earnings Conference Call on November 9, 2016, at 1:30 p.m. PT.